INDENTURE
DATED AS OF DECEMBER 1, 2007

THE DETROIT EDISON COMPANY
(2000 2nd Avenue, Detroit, Michigan 48226)
TO
J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION
(719 Griswold Street, Suite 930, Detroit, Michigan 48226)
AS TRUSTEE

SUPPLEMENTAL TO MORTGAGE AND DEED OF TRUST
DATED AS OF OCTOBER 1, 1924
PROVIDING FOR
(A) GENERAL AND REFUNDING MORTGAGE BONDS,
2007 SERIES A
AND
(B) RECORDING AND FILING DATA

TABLE OF CONTENTS*

*	This Table of Contents shall not have any bearing upon the interpretation of any of the terms or provisions of this Indenture.

PARTIES.
SUPPLEMENTAL INDENTURE, dated as of the 1st day of December, in the year 2007, between THE DETROIT EDISON COMPANY, a corporation organized and existing under the laws of the State of Michigan and a public utility (hereinafter called the “Company”), party of the first part, and J.P. Morgan Trust Company, National Association, a trust company organized and existing under the laws of the United States, having a corporate trust agency office at 719 Griswold Street, Suite 930, Detroit, Michigan 48226, as successor Trustee under the Mortgage and Deed of Trust hereinafter mentioned (hereinafter called the “Trustee”), party of the second part.
ORIGINAL INDENTURE AND SUPPLEMENTALS.
WHEREAS, the Company has heretofore executed and delivered its Mortgage and Deed of Trust (hereinafter referred to as the “Original Indenture”), dated as of October 1, 1924, to the Trustee, for the security of all bonds of the Company outstanding thereunder, and pursuant to the terms and provisions of the Original Indenture, indentures dated as of, respectively, June 1, 1925, August 1, 1927, February 1, 1931, June 1, 1931, October 1, 1932, September 25, 1935, September 1, 1936, November 1, 1936, February 1, 1940, December 1, 1940, September 1, 1947, March 1, 1950, November 15, 1951, January 15, 1953, May 1, 1953, March 15, 1954, May 15, 1955, August 15, 1957, June 1, 1959, December 1, 1966, October 1, 1968, December 1, 1969, July 1, 1970, December 15, 1970, June 15, 1971, November 15, 1971, January 15, 1973, May 1, 1974, October 1, 1974, January 15, 1975, November 1, 1975, December 15, 1975, February 1, 1976, June 15, 1976, July 15, 1976, February 15, 1977, March 1, 1977, June 15, 1977, July 1, 1977, October 1, 1977, June 1, 1978, October 15, 1978, March 15, 1979, July 1, 1979, September 1, 1979, September 15, 1979, January 1, 1980, April 1, 1980, August 15, 1980, August 1, 1981, November 1, 1981, June 30, 1982, August 15, 1982, June 1, 1983, October 1, 1984, May 1, 1985, May 15, 1985, October 15, 1985, April 1, 1986, August 15, 1986, November 30, 1986, January 31, 1987, April 1, 1987, August 15, 1987, November 30, 1987, June 15, 1989, July 15, 1989, December 1, 1989, February 15, 1990, November 1, 1990, April 1, 1991, May 1, 1991, May 15, 1991, September 1, 1991, November 1, 1991, January 15, 1992, February 29, 1992, April 15, 1992, July 15, 1992, July 31, 1992, November 30, 1992, December 15, 1992, January 1, 1993, March 1, 1993, March 15, 1993, April 1, 1993, April 26, 1993, May 31, 1993, June 30, 1993, June 30, 1993, September 15, 1993, March 1, 1994, June 15, 1994, August 15, 1994, December 1, 1994, August 1, 1995, August 1, 1999, August 15, 1999, January 1, 2000, April 15, 2000, August 1, 2000, March 15, 2001, May 1, 2001, August 15, 2001, September 15, 2001, September 17, 2002, October 15, 2002, December 1, 2002, August 1, 2003, March 15, 2004, July 1, 2004, February 1, 2005, April 1, 2005, August 1, 2005, September 15, 2005, September 30, 2005, May 15, 2006 and December 1, 2006 supplemental to the Original Indenture, have heretofore been entered into between the Company and the Trustee (the Original Indenture and all indentures supplemental thereto together being hereinafter sometimes referred to as the “Indenture”); and
ISSUE OF BONDS UNDER INDENTURE.
WHEREAS, the Indenture provides that said bonds shall be issuable in one or more series, and makes provision that the rates of interest and dates for the payment thereof, the date of maturity or dates of maturity, if of serial maturity, the terms and rates of optional redemption (if redeemable), the forms of registered bonds without coupons of any series and any other provisions and agreements in respect thereof, in the Indenture provided and permitted, as the

Board of Directors may determine, may be expressed in a supplemental indenture to be made by the Company to the Trustee thereunder; and
BONDS HERETOFORE ISSUED.
WHEREAS, bonds in the principal amount of Twelve billion four hundred and eleven million three hundred and two thousand dollars ($12,411,302,000) have heretofore been issued under the Indenture as follows, viz:

(1)	Bonds of Series A	— Principal Amount $26,016,000,

(2)	Bonds of Series B	— Principal Amount $23,000,000,

(3)	Bonds of Series C	— Principal Amount $20,000,000,

(4)	Bonds of Series D	— Principal Amount $50,000,000,

(5)	Bonds of Series E	— Principal Amount $15,000,000,

(6)	Bonds of Series F	— Principal Amount $49,000,000,

(7)	Bonds of Series G	— Principal Amount $35,000,000,

(8)	Bonds of Series H	— Principal Amount $50,000,000,

(9)	Bonds of Series I	— Principal Amount $60,000,000,

(10)	Bonds of Series J	— Principal Amount $35,000,000,

(11)	Bonds of Series K	— Principal Amount $40,000,000,

(12)	Bonds of Series L	— Principal Amount $24,000,000,

(13)	Bonds of Series M	— Principal Amount $40,000,000,

(14)	Bonds of Series N	— Principal Amount $40,000,000,

(15)	Bonds of Series O	— Principal Amount $60,000,000,

(16)	Bonds of Series P	— Principal Amount $70,000,000,

(17)	Bonds of Series Q	— Principal Amount $40,000,000,

(18)	Bonds of Series W	— Principal Amount $50,000,000,

(19)	Bonds of Series AA	— Principal Amount $100,000,000,

(20)	Bonds of Series BB	— Principal Amount $50,000,000,

(21)	Bonds of Series CC	— Principal Amount $50,000,000,

(22)	Bonds of Series UU	— Principal Amount $100,000,000,

(23-31)	Bonds of Series DDP Nos. 1-9	— Principal Amount $14,305,000,

(32-45)	Bonds of Series FFR Nos. 1-14	— Principal Amount $45,600,000,

(46-67)	Bonds of Series GGP Nos. 1-22	— Principal Amount $42,300,000,

(68)	Bonds of Series HH	— Principal Amount $50,000,000,

(69-90)	Bonds of Series IIP Nos. 1-22	— Principal Amount $3,750,000,

(91-98)	Bonds of Series JJP Nos. 1-8	— Principal Amount $6,850,000,

(99-107)	Bonds of Series KKP Nos. 1-9	— Principal Amount $34,890,000,

(108-122)	Bonds of Series LLP Nos. 1-15	— Principal Amount $8,850,000,

(123-143)	Bonds of Series NNP Nos. 1-21	— Principal Amount $47,950,000,

(144-161)	Bonds of Series OOP Nos. 1-18	— Principal Amount $18,880,000,

(162-180)	Bonds of Series QQP Nos. 1-19	— Principal Amount $13,650,000,

(181-195)	Bonds of Series TTP Nos. 1-15	— Principal Amount $3,800,000,

(196)	Bonds of 1980 Series A	— Principal Amount $50,000,000,

(197-221)	Bonds of 1980 Series CP Nos. 1-25	— Principal Amount $35,000,000,

(222-232)	Bonds of 1980 Series DP Nos. 1-11	— Principal Amount $10,750,000,

(233-248)	Bonds of 1981 Series AP Nos. 1-16	— Principal Amount $124,000,000,

(249)	Bonds of 1985 Series A	— Principal Amount $35,000,000,

(250)	Bonds of 1985 Series B	— Principal Amount $50,000,000,

(251)	Bonds of Series PP	— Principal Amount $70,000,000,

(252)	Bonds of Series RR	— Principal Amount $70,000,000,

(253)	Bonds of Series EE	— Principal Amount $50,000,000,

(254-255)	Bonds of Series MMP and MMP No. 2	— Principal Amount $5,430,000,

(256)	Bonds of Series T	— Principal Amount $75,000,000,

(257)	Bonds of Series U	— Principal Amount $75,000,000,

(258)	Bonds of 1986 Series B	— Principal Amount $100,000,000,

(259)	Bonds of 1987 Series D	— Principal Amount $250,000,000,

(260)	Bonds of 1987 Series E	— Principal Amount $150,000,000,

(261)	Bonds of 1987 Series C	— Principal Amount $225,000,000,

(262)	Bonds of Series V	— Principal Amount $100,000,000,

(263)	Bonds of Series SS	— Principal Amount $150,000,000,

(264)	Bonds of 1980 Series B	— Principal Amount $100,000,000,

(265)	Bonds of 1986 Series C	— Principal Amount $200,000,000,

(266)	Bonds of 1986 Series A	— Principal Amount $200,000,000,

(267)	Bonds of 1987 Series B	— Principal Amount $175,000,000,

(268)	Bonds of Series X	— Principal Amount $100,000,000,

(269)	Bonds of 1987 Series F	— Principal Amount $200,000,000,

(270)	Bonds of 1987 Series A	— Principal Amount $300,000,000,

(271)	Bonds of Series Y	— Principal Amount $60,000,000,

(272)	Bonds of Series Z	— Principal Amount $100,000,000,

(273)	Bonds of 1989 Series A	— Principal Amount $300,000,000,

(274)	Bonds of 1984 Series AP	— Principal Amount $2,400,000,

(275)	Bonds of 1984 Series BP	— Principal Amount $7,750,000,

(276)	Bonds of Series R	— Principal Amount $100,000,000,

(277)	Bonds of Series S	— Principal Amount $150,000,000,

(278)	Bonds of 1993 Series D	— Principal Amount $100,000,000,

(279)	Bonds of 1992 Series E	— Principal Amount $50,000,000,

(280)	Bonds of 1993 Series B	— Principal Amount $50,000,000,

(281)	Bonds of 1989 Series BP	— Principal Amount $66,565,000,

(282)	Bonds of 1990 Series A	— Principal Amount $194,649,000,

(283)	Bonds of 1990 Series D	— Principal Amount $0,

(284)	Bonds of 1993 Series G	— Principal Amount $225,000,000,

(285)	Bonds of 1993 Series K	— Principal Amount $160,000,000,

(286)	Bonds of 1991 Series EP	— Principal Amount $41,480,000,

(287)	Bonds of 1993 Series H	— Principal Amount $50,000,000,

(288)	Bonds of 1999 Series D	— Principal Amount $40,000,000,

(289)	Bonds of 1991 Series FP	— Principal Amount $98,375,000,

(290)	Bonds of 1992 Series BP	— Principal Amount $20,975,000,

(291)	Bonds of 1992 Series D	— Principal Amount $300,000,000,

(292)	Bonds of 1992 Series CP	— Principal Amount $35,000,000,

(293)	Bonds of 1993 Series C	— Principal Amount $225,000,000,

(294)	Bonds of 1993 Series E	— Principal Amount $400,000,000,

(295)	Bonds of 1993 Series J	— Principal Amount $300,000,000,

(296-301)	Bonds of Series KKP Nos. 10-15	— Principal Amount $179,590,000,

(302)	Bonds of 1989 Series BP No. 2	— Principal Amount $36,000,000,

(303)	Bonds of 1993 Series FP	— Principal Amount $5,685,000,

(304)	Bonds of 1993 Series IP	— Principal Amount $5,825,000,

(305)	Bonds of 1994 Series AP	— Principal Amount $7,535,000,

(306)	Bonds of 1994 Series BP	— Principal Amount $12,935,000,

(307)	Bonds of 1994 Series DP	— Principal Amount $23,700,000,

(308)	Bonds of 1994 Series C	— Principal Amount $200,000,000,

(309)	Bonds of 2000 Series A	— Principal Amount $220,000,000,

(310)	Bonds of 2005 Series A	— Principal Amount $200,000,000,

(311)	Bonds of 1995 Series AP	— Principal Amount $97,000,000,

(312)	Bonds of 1995 Series BP	— Principal Amount $22,175,000,

(313)	Bonds of 2001 Series D	— Principal Amount $200,000,000, and

(314)	Bonds of 2005 Series B	— Principal Amount $200,000,000;

all of which have either been retired and cancelled, or no longer represent obligations of the Company, having matured or having been called for redemption and funds necessary to effect the payment, redemption and retirement thereof having been deposited with the Trustee as a special trust fund to be applied for such purpose;

(315)	Bonds of 1990 Series B in the principal amount of Two hundred fifty-six million nine hundred thirty-two thousand dollars ($256,932,000) of which One hundred seventy-one million two hundred eighty-eight thousand dollars ($171,288,000) principal amount have heretofore been retired and Eighty-five million six hundred forty-four thousand dollars ($85,644,000) principal amount are outstanding at the date hereof;

(316)	Bonds of 1990 Series C in the principal amount of Eighty-five million four hundred seventy-five thousand dollars ($85,475,000) of which Sixty-one million five hundred forty-two thousand dollars ($61,542,000) principal amount have heretofore been retired and Twenty-three million nine hundred thirty-three thousand dollars ($23,933,000) principal amount are outstanding at the date hereof;

(317)	INTENTIONALLY RESERVED FOR 1990 SERIES E;

(318)	INTENTIONALLY RESERVED FOR 1990 SERIES F;

(319)	Bonds of 1991 Series AP in the principal amount of Thirty-two million three hundred seventy-five thousand dollars ($32,375,000), all of which are outstanding at the date hereof;

(320)	Bonds of 1991 Series BP in the principal amount of Twenty-five million nine hundred ten thousand dollars ($25,910,000), all of which are outstanding at the date hereof;

(321)	Bonds of 1991 Series CP in the principal amount of Thirty-two million eight hundred thousand dollars ($32,800,000), all of which are outstanding at the date hereof;

(322)	Bonds of 1991 Series DP in the principal amount of Thirty-seven million six hundred thousand dollars ($37,600,000), all of which are outstanding at the date hereof;

(323)	Bonds of 1992 Series AP in the principal amount of Sixty-six million dollars ($66,000,000), all of which are outstanding at the date hereof;

(324)	Bonds of 1993 Series AP in the principal amount of Sixty-five million dollars ($65,000,000), all of which are outstanding at the date hereof;

(325)	Bonds of 1999 Series AP in the principal amount of One hundred eighteen million three hundred sixty thousand dollars ($118,360,000), all of which are outstanding at the date hereof;

(326)	Bonds of 1999 Series BP in the principal amount of Thirty-nine million seven hundred forty-five thousand dollars ($39,745,000), all of which are outstanding of the date hereof;

(327)	Bonds of 1999 Series CP in the principal amount of Sixty-six million five hundred sixty-five thousand dollars ($66,565,000), all of which are outstanding at the date hereof;

(328)	Bonds of 2000 Series B in the principal amount of Fifty million seven hundred forty-five thousand dollars ($50,745,000), all of which are outstanding at the date hereof;

(329)	Bonds of 2001 Series AP in the principal amount of Thirty-one million ($31,000,000), all of which are outstanding at the date hereof;

(330)	Bonds of 2001 Series BP in the principal amount of Eighty-two million three hundred fifty thousand ($82,350,000), all of which are outstanding at the date hereof;

(331)	Bonds of 2001 Series CP in the principal amount of One hundred thirty-nine million eight hundred fifty-five thousand dollars ($139,855,000), all of which are outstanding at the date hereof;

(332)	Bonds of 2001 Series E in the principal amount of Five hundred million dollars ($500,000,000), all of which are outstanding at the date hereof;

(333)	Bonds of 2002 Series A in the principal amount of Two hundred twenty-five million dollars ($225,000,000), all of which are outstanding at the date hereof;

(334)	Bonds of 2002 Series B in the principal amount of Two hundred twenty-five million dollars ($225,000,000), all of which are outstanding at the date hereof;

(335)	Bonds of 2002 Series C in the principal amount of Sixty-four million three hundred thousand dollars ($64,300,000), all of which are outstanding at the date hereof;

(336)	Bonds of 2002 Series D in the principal amount of Fifty-five million nine hundred seventy-five thousand dollars ($55,975,000), all of which are outstanding at the date hereof;

(337)	Bonds of 2003 Series A in the principal amount of Forty-nine million dollars ($49,000,000), all of which are outstanding at the date hereof;

(338)	Bonds of 2004 Series A in the principal amount of Thirty-six million dollars ($36,000,000), all of which are outstanding at the date hereof;

(339)	Bonds of 2004 Series B in the principal amount of Thirty-one million nine hundred eighty thousand dollars ($31,980,000), all of which are outstanding at the date hereof;

(340)	Bonds of 2004 Series D in the principal amount of Two hundred million dollars ($200,000,000), all of which are outstanding at the date hereof;

(341)	Bonds of 2005 Series AR in the principal amount of Two hundred million dollars ($200,000,000), all of which are outstanding at the date hereof;

(342)	Bonds of 2005 Series BR in the principal amount of Two hundred million dollars ($200,000,000), all of which are outstanding at the date hereof;

(343)	Bonds of 2005 Series DT in the principal amount of One hundred nineteen million one hundred seventy-five thousand dollars ($119,175,000), all of which are outstanding at the date hereof;

(344)	Bonds of 2005 Series C in the principal amount of One hundred million dollars ($100,000,000), all of which are outstanding at the date hereof;

(345)	Bonds of 2005 Series E in the principal amount of Two hundred fifty million dollars ($250,000,000), all of which are outstanding at the date hereof;

(346)	Bonds of 2006 Series A in the principal amount of Two hundred fifty million dollars ($250,000,000), all of which are outstanding at the date hereof; and

(347)	Bonds of 2006 Series CT in the principal amount of Sixty eight million five hundred thousand dollars ($68,500,000), all of which are outstanding at the date hereof;
accordingly, the Company has issued and has presently outstanding Three billion four hundred seventy-two million eight hundred and twelve thousand dollars ($3,472,812,000) aggregate principal amount of its General and Refunding Mortgage Bonds (the “Bonds”) at the date hereof.
REASON FOR CREATION OF NEW SERIES.
WHEREAS, the Company intends to issue a series of Notes under the Note Indenture herein referred to, and, pursuant to the Note Indenture, the Company has agreed to issue its General and Refunding Mortgage Bonds under the Indenture in order further to secure its obligations with respect to such Notes; and
BONDS TO BE 2007 SERIES A.
WHEREAS, for such purpose the Company desires by this Supplemental Indenture to create a new series of bonds, to be designated “General and Refunding Mortgage Bonds, 2007 Series A,” in the aggregate principal amount of Fifty Million Dollars ($50,000,000), to be authenticated and delivered pursuant to Section 8 of Article III of the Indenture; and
FURTHER ASSURANCE.
WHEREAS, the Original Indenture, by its terms, includes in the property subject to the lien thereof all of the estates and properties, real, personal and mixed, rights, privileges and franchises of every nature and kind and wheresoever situate, then or thereafter owned or possessed by or belonging to the Company or to which it was then or at any time thereafter might be entitled in law or in equity (saving and excepting, however, the property therein specifically excepted or released from the lien thereof), and the Company therein covenanted that it would, upon reasonable request, execute and deliver such further instruments as may be necessary or proper for the better assuring and confirming unto the Trustee all or any part of the trust estate, whether then or thereafter owned or acquired by the Company (saving and excepting, however, property specifically excepted or released from the lien thereof); and

AUTHORIZATION OF SUPPLEMENTAL INDENTURE.
WHEREAS, the Company in the exercise of the powers and authority conferred upon and reserved to it under and by virtue of the provisions of the Indenture, and pursuant to resolutions of its Board of Directors, has duly resolved and determined to make, execute and deliver to the Trustee a supplemental indenture in the form hereof for the purposes herein provided; and
WHEREAS, all conditions and requirements necessary to make this Supplemental Indenture a valid and legally binding instrument in accordance with its terms have been done, performed and fulfilled, and the execution and delivery hereof have been in all respects duly authorized;
CONSIDERATION FOR SUPPLEMENTAL INDENTURE.
NOW, THEREFORE, THIS INDENTURE WITNESSETH: That The Detroit Edison Company, in consideration of the premises and of the covenants contained in the Indenture and of the sum of One Dollar ($1.00) and other good and valuable consideration to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, hereby covenants and agrees to and with the Trustee and its successors in the trusts under the Original Indenture and in said indentures supplemental thereto as follows:
PART I.
CREATION OF THREE HUNDRED FORTY-EIGHTH
SERIES OF BONDS,
GENERAL AND REFUNDING MORTGAGE BONDS,
2007 SERIES A
TERMS OF BONDS OF 2007 SERIES A.
SECTION 1. The Company hereby creates the three hundred forty-eighth series of bonds to be issued under and secured by the Original Indenture as amended to date and as further amended by this Supplemental Indenture, to be designated, and to be distinguished from the bonds of all other series, by the title “General and Refunding Mortgage Bonds, 2007 Series A” (elsewhere herein referred to as the “bonds of 2007 Series A”). The aggregate principal amount of bonds of 2007 Series A shall be limited to Fifty Million Dollars ($50,000,000), except as provided in Sections 7 and 13 of Article II of the Original Indenture with respect to exchanges and replacements of bonds.
Subject to the release provisions set forth below, each bond of 2007 Series A is to be irrevocably assigned to, and registered in the name of, The Bank of New York Trust Company, N.A., as trustee, or a successor trustee (said trustee or any successor trustee being hereinafter referred to as the “Note Indenture Trustee”), under the collateral trust indenture, dated as of June 30, 1993, as supplemented (the “Note Indenture”), between the Note Indenture Trustee and the Company, to secure payment of the Company’s 2007 Series A 6.47% Senior Notes due 2038 (for purposes of this Part I, the “6.47% Notes”).
The bonds of 2007 Series A shall be issued as registered bonds without coupons in denominations of a multiple of $1,000. The bonds of 2007 Series A shall be issued in the aggregate principal amount of $50,000,000, shall mature on March 15, 2038 (subject to earlier redemption or release) and shall bear interest at the rate of 6.47% per annum, payable semi-annually in arrears on March 15 and September 15 of each year (commencing March 15, 2008), until the principal thereof shall have become due and payable and thereafter until the Company’s obligation with respect to the payment of said principal shall have been discharged as provided in the Indenture. In addition to the payment of principal and interest as provided herein, in the event any Make-Whole Amount (as defined in the Note Indenture) shall be required to be paid by the Company on the 6.47% Notes, there shall be due and payable on the bonds of 2007 Series A an additional amount equal to such Make-Whole Amount which shall be paid by the Company in the amounts and on the dates required for the payment of any such amounts under the Note Indenture.
The bonds of 2007 Series A shall be payable as to principal, Make-Whole Amount, if any, and interest as provided in the Indenture, but only to the extent and in the manner herein provided. The bonds of 2007 Series A shall be payable, as to principal, Make-Whole Amount, if any, and interest, at the office or agency of the Company in the Borough of Manhattan, the City and State of New York, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts.
Except as provided herein, each bond of 2007 Series A shall be dated the date of its authentication and interest shall be payable on the principal represented thereby from the March 15 or September 15 next preceding the date thereof to which interest has been paid on bonds of 2007 Series A, unless the bond is authenticated on a date to which interest has been paid, in which case interest shall be payable from the date of authentication, or unless the date of authentication is prior to March 15, 2008 in which case interest shall be payable from December 18, 2007.
The bonds of 2007 Series A in definitive form shall be, at the election of the Company, fully engraved or shall be lithographed or printed in authorized denominations as aforesaid and numbered R-1 and upwards (with such further designation as may be appropriate and desirable to indicate by such designation the form, series and denomination of bonds of 2007 Series A). Until bonds of 2007 Series A in definitive form are ready for delivery, the Company may execute, and upon its request in writing the Trustee shall authenticate and deliver in lieu thereof, bonds of 2007 Series A in temporary form, as provided in Section 10 of Article II of the Indenture. Temporary bonds of 2007 Series A, if any, may be printed and may be issued in authorized denominations in substantially the form of definitive bonds of 2007 Series A, but without a recital of redemption prices and with such omissions, insertions and variations as may be appropriate for temporary bonds, all as may be determined by the Company.
Interest on any bond of 2007 Series A that is payable on any interest payment date and is punctually paid or duly provided for shall be paid to the person in whose name that bond, or any previous bond to the extent evidencing the same debt as that evidenced by that bond, is registered at the close of business on the regular record date for such interest, which regular record date shall be the fifteenth calendar day (whether or not a business day) next preceding such interest payment date. If the Company shall default in the payment of the interest due on any interest payment date on the principal represented by any bond of 2007 Series A, such defaulted interest shall forthwith cease to be payable to the registered holder of that bond on the relevant regular record date by virtue of his having been such holder, and such defaulted interest may be paid to the registered holder of that bond (or any bond or bonds of 2007 Series A issued upon transfer or exchange thereof) on the date of payment of such defaulted interest or, at the election of the Company, to the person in whose name that bond (or any bond or bonds of 2007 Series A issued upon transfer or exchange thereof) is registered on a subsequent record date established by notice given by mail by or on behalf of the Company to the holders of bonds of 2007 Series A not less than ten (10) days preceding such subsequent record date, which subsequent record date shall be at least five (5) days prior to the payment date of such defaulted interest.
Bonds of 2007 Series A shall not be assignable or transferable except as may be set forth under Section 405 of the Note Indenture or in the supplemental note indenture relating to the Notes, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under the Note Indenture. Any such transfer shall be made upon surrender thereof for cancellation at the office or agency of the Company in the Borough of Manhattan, the City and State of New York, together with a written instrument of transfer (if so required by the Company or by the Trustee) in form approved by the Company duly executed by the holder or by its duly authorized attorney. Bonds of 2007 Series A shall in the same manner be exchangeable for a like aggregate principal amount of bonds of 2007 Series A upon the terms and conditions specified herein and in Section 7 of Article II of the Indenture. The Company waives its rights under Section 7 of Article II of the Indenture not to make exchanges or transfers of bonds of 2007 Series A during any period of ten (10) days next preceding any redemption date for such bonds.
Bonds of 2007 Series A, in definitive and temporary form, may bear such legends as may be necessary to comply with any law or with any rules or regulations made pursuant thereto or as may be specified in the Note Indenture.
Upon payment of the principal or Make-Whole Amount, if any, or interest on the Notes, whether at maturity or prior to maturity by redemption or otherwise, or upon provision for the payment thereof having been made in accordance with Article V of the Note Indenture, bonds of 2007 Series A in a principal amount equal to the principal amount of such 6.47% Notes, shall, to the extent of such payment of principal, Make-Whole Amount or interest, be deemed fully paid and the obligation of the Company thereunder to make such payment shall forthwith cease and be discharged, and, in the case of the payment of principal and Make-Whole Amount, if any, such bonds shall be surrendered for cancellation or presented for appropriate notation to the Trustee.
RELEASE.
SECTION 2. From and after the Release Date (as defined in the Note Indenture), the bonds of 2007 Series A shall be deemed fully paid, satisfied and discharged and the obligation of the Company thereunder shall be terminated. On the Release Date, the bonds of 2007 Series A shall be surrendered to and canceled by the Trustee. The Company covenants and agrees that, prior to the Release Date, it will not take any action that would cause the outstanding principal amount of the bonds of 2007 Series A to be less than the then outstanding principal amount of the 6.47% Notes.

REDEMPTION OF BONDS OF 2007 SERIES A.
SECTION 3. Bonds of 2007 Series A shall be redeemed on the respective dates and in the respective principal amounts which correspond to the redemption dates for, and the principal amounts to be redeemed of, the 6.47% Notes.
In the event the Company elects to redeem any 6.47% Notes prior to maturity in accordance with the provisions of the Note Indenture, the Company shall give the Trustee notice of redemption of bonds of 2007 Series A on the same date as it gives notice of redemption of 6.47% Notes to the Note Indenture Trustee.
REDEMPTION OF BONDS OF 2007 SERIES A IN EVENT OF ACCELERATION OF NOTES.
SECTION 4. In the event of an Event of Default under the Note Indenture and the acceleration of all 6.47% Notes, the bonds of 2007 Series A shall be redeemable in whole upon receipt by the Trustee of a written demand (hereinafter called a “Redemption Demand”) from the Note Indenture Trustee stating that there has occurred under the Note Indenture both an Event of Default and a declaration of acceleration of payment of principal, accrued interest and Make-Whole Amount, if any, on the 6.47% Notes, specifying the last date to which interest on the 6.47% Notes has been paid (such date being hereinafter referred to as the “Initial Interest Accrual Date”) and demanding redemption of the bonds of said series. The Trustee shall, within five (5) days after receiving such Redemption Demand, mail a copy thereof to the Company marked to indicate the date of its receipt by the Trustee. Promptly upon receipt by the Company of such copy of a Redemption Demand, the Company shall fix a date on which it will redeem the bonds of said series so demanded to be redeemed (hereinafter called the “Demand Redemption Date”). Notice of the date fixed as the Demand Redemption Date shall be mailed by the Company to the Trustee at least ten (10) days prior to such Demand Redemption Date. The date to be fixed by the Company as and for the Demand Redemption Date may be any date up to and including the earlier of (x) the 60th day after receipt by the Trustee of the Redemption Demand or (y) the maturity date of such bonds first occurring following the 20th day after the receipt by the Trustee of the Redemption Demand; provided, however, that if the Trustee shall not have received such notice fixing the Demand Redemption Date on or before the 10th day preceding the earlier of such dates, the Demand Redemption Date shall be deemed to be the earlier of such dates. The Trustee shall mail notice of the Demand Redemption Date (such notice being hereinafter called the “Demand Redemption Notice”) to the Note Indenture Trustee not more than ten (10) nor less than five (5) days prior to the Demand Redemption Date.
Each bond of 2007 Series A shall be redeemed by the Company on the Demand Redemption Date therefor upon surrender thereof by the Note Indenture Trustee to the Trustee at a redemption price equal to the principal amount thereof plus accrued interest thereon at the rate specified for such bond from the Initial Interest Accrual Date to the Demand Redemption Date plus an amount equal to the aggregate Make-Whole Amount, if any, due and payable on such Demand Redemption Date on all 6.47% Notes; provided, however, that in the event of a receipt by the Trustee of a notice that, pursuant to Section 602 of the Note Indenture, the Note Indenture Trustee has terminated proceedings to enforce any right under the Note Indenture, then any Redemption Demand shall thereby be rescinded by the Note Indenture Trustee, and no Demand Redemption Notice shall be given, or, if already given, shall be automatically annulled; but no such rescission or annulment shall extend to or affect any subsequent default or impair any right consequent thereon.
Anything herein contained to the contrary notwithstanding, the Trustee is not authorized to take any action pursuant to a Redemption Demand and such Redemption Demand shall be of no force or effect, unless it is executed in the name of the Note Indenture Trustee by its President or one of its Vice Presidents.
FORM OF BONDS OF 2007 SERIES A.
SECTION 5. The bonds of 2007 Series A (including the reverse thereof) and the form of Trustee’s Certificate to be endorsed on such bonds shall be substantially in the following forms, respectively:
THE DETROIT EDISON COMPANY
GENERAL AND REFUNDING MORTGAGE BOND
2007 SERIES A
Notwithstanding any provisions hereof or in the Indenture, this bond is not assignable or transferable except as may be required to effect a transfer to any successor trustee under the Collateral Trust Indenture, dated as of June 30, 1993, as amended, and as further supplemented as of December 1, 2007, between The Detroit Edison Company and The Bank of New York Trust Company, N.A., as Note Indenture Trustee, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under said Indenture.

$	No. R-
THE DETROIT EDISON COMPANY (hereinafter called the “Company”), a corporation of the State of Michigan, for value received, hereby promises to pay to The Bank of New York Trust Company, N.A., as Note Indenture Trustee, or registered assigns, at the Company’s office or agency in the Borough of Manhattan, the City and State of New York, the principal sum of                                          Dollars ($                    ) in lawful money of the United States of America on March 15, 2038 (subject to earlier redemption or release) and interest thereon at the rate of 6.47% per annum, in like lawful money, from December 18, 2007, and after the first payment of interest on bonds of this Series has been made or otherwise provided for, from the most recent date to which interest has been paid or otherwise provided for, semi-annually on March 15 and September 15 of each year (commencing March 15, 2008), until the Company’s obligation with respect to payment of said principal shall have been discharged, all as provided, to the extent and in the manner specified in the Indenture hereinafter mentioned and in the supplemental indenture pursuant to which this bond has been issued. In addition to the payment of principal and interest on bonds of this Series, in the event any Make-Whole Amount (as defined in the Note Indenture hereinafter referred to) shall be required to be paid by the Company on the 6.47% Notes, there shall be due and payable on the bonds of this Series an additional amount equal to such Make-Whole Amount which shall be paid by the Company in the amounts and on the dates required for the payment of any such amounts under the Note Indenture.
Under a Collateral Trust Indenture, dated as of June 30, 1993, as amended and as further supplemented as of December 1, 2007 (hereinafter called the “Note Indenture”), between the Company The Bank of New York Trust Company, N.A., as successor trustee (hereinafter called the “Note Indenture Trustee”), the Company has issued its 2007 Series A 6.47% Senior Notes due 2038 (the “Notes”). This bond was originally issued to the Note Indenture Trustee so as to secure the payment of the Notes. Payments of principal of, or Make-Whole Amount (as defined in the Note Indenture), if any, or interest on, the Notes shall constitute like payments on this bond as further provided herein and in the supplemental indenture pursuant to which this bond has been issued.
Reference is hereby made to such further provisions of this bond set forth on the reverse hereof and such provisions shall for all purposes have the same effect as though set forth in this place.
This bond shall not be valid or become obligatory for any purpose until J.P. Morgan Trust Company, National Association, the Trustee under the Indenture, or its successor thereunder, shall have signed the form of certificate endorsed hereon.
IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY has caused this instrument to be executed by an authorized officer, with his or her manual or facsimile signatures, and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon and the same to be attested by its Corporate Secretary or Assistant Corporate Secretary by manual or facsimile signature.
Dated:

THE DETROIT EDISON COMPANY
By:
Name:
Title:

[Corporate Seal]

Attest:

By:
Name:
Title:
[FORM OF TRUSTEE’S CERTIFICATE]
FORM OF TRUSTEE’S CERTIFICATE.
This bond is one of the bonds, of the series designated therein, described in the within-mentioned Indenture.

J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee
By:
Authorized Officer

[FORM OF REVERSE OF BOND]
FORM OF REVERSE OF BOND
This bond is one of an authorized issue of bonds of the Company, unlimited as to amount except as provided in the Indenture hereinafter mentioned or any indentures supplemental thereto, and is one of a series of General and Refunding Mortgage Bonds known as 2007 Series A, limited to an aggregate principal amount of $50,000,000, except as otherwise provided in the Indenture hereinafter mentioned. This bond and all other bonds of said series are issued and to be issued under, and are all equally and ratably secured (except insofar as any sinking, amortization, improvement or analogous fund, established in accordance with the provisions of the Indenture hereinafter mentioned, may afford additional security for the bonds of any particular series and except as provided in Section 3 of Article VI of said Indenture) by an Indenture, dated as of October 1, 1924, duly executed by the Company to J.P. Morgan Trust Company, National Association, as successor Trustee, to which Indenture and all indentures supplemental thereto (including the Supplemental Indenture dated as of December 1, 2007) reference is hereby made for a description of the properties and franchises mortgaged and conveyed, the nature and extent of the security, the terms and conditions upon which the bonds are issued and under which additional bonds may be issued, and the rights of the holders of the bonds and of the Trustee in respect of such security (which Indenture and all indentures supplemental thereto, including the Supplemental Indenture dated as of December 1, 2007, are hereinafter collectively called the “Indenture”). As provided in the Indenture, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as in said Indenture provided. With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of the bonds and the terms and provisions of the Indenture, or of any indenture supplemental thereto, may be modified or altered in certain respects by affirmative vote of at least eighty-five percent (85%) in amount of the bonds then outstanding, and, if the rights of one or more, but less than all, series of bonds then outstanding are to be affected by the action proposed to be taken, then also by affirmative vote of at least eighty-five percent (85%) in amount of the series of bonds so to be affected (excluding in every instance bonds disqualified from voting by reason of the Company’s interest therein as specified in the Indenture); provided, however, that, without the consent of the holder hereof, no such modification or alteration shall, among other things, affect the terms of payment of the principal of or the interest on this bond, which in those respects is unconditional.
This bond is redeemable prior to the Release Date upon the terms and conditions set forth in the Indenture, including provision for redemption upon demand of the Note Indenture Trustee following the occurrence of an Event of Default under the Note Indenture and the acceleration of the principal of the Notes.
Under the Indenture, funds may be deposited with the Trustee (which shall have become available for payment), in advance of the redemption date of any of the bonds of 2007 Series A (or portions thereof), in trust for the redemption of such bonds (or portions thereof) and the interest due or to become due thereon, and thereupon all obligations of the Company in respect of such bonds (or portions thereof) so to be redeemed and such interest shall cease and be discharged, and the holders thereof shall thereafter be restricted exclusively to such funds for any and all claims of whatsoever nature on their part under the Indenture or with respect to such bonds (or portions thereof) and interest.
In case an event of default, as defined in the Indenture, shall occur, the principal of all the bonds issued thereunder may become or be declared due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.
Upon payment of the principal of, or Make-Whole Amount, if any, or interest on, the Notes, whether at maturity or prior to maturity by redemption or otherwise or upon provision for the payment thereof having been made in accordance with Article V of the Note Indenture, bonds of 2007 Series A in a principal amount equal to the principal amount of such Notes, and having both a corresponding maturity date and interest rate shall, to the extent of such payment of principal, Make-Whole Amount or interest, be deemed fully paid and the obligation of the Company thereunder to make such payment shall forthwith cease and be discharged, and, in the case of the payment of principal and Make-Whole Amount, if any, such bonds of said series shall be surrendered for cancellation or presented for appropriate notation to the Trustee.
This bond is not assignable or transferable except as set forth under Section 405 of the Note Indenture or in the supplemental indenture relating to the Notes, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under the Note Indenture. Any such transfer shall be made by the registered holder hereof, in person or by his attorney duly authorized in writing, on the books of the Company kept at its office or agency in the Borough of Manhattan, the City and State of New York, upon surrender and cancellation of this bond, and thereupon, a new registered bond of the same series of authorized denominations for a like aggregate principal amount will be issued to the transferee in exchange therefor, and this bond with others in like form may in like manner be exchanged for one or more new bonds of the same series of other authorized denominations, but of the same aggregate principal amount, all as provided and upon the terms and conditions set forth in the Indenture, and upon payment, in any event, of the charges prescribed in the Indenture.
From and after the Release Date (as defined in the Note Indenture), the bonds of 2007 Series A shall be deemed fully paid, satisfied and discharged and the obligation of the Company thereunder shall be terminated. On the Release Date, the bonds of 2007 Series A shall be surrendered to and cancelled by the Trustee. The Company covenants and agrees that, prior to the Release Date, it will not take any action that would cause the outstanding principal amount of the bonds of 2007 Series A to be less than the then outstanding principal amount of the Notes.
No recourse shall be had for the payment of the principal of or the interest on this bond, or for any claim based hereon or otherwise in respect hereof or of the Indenture, or of any indenture supplemental thereto, against any incorporator, or against any past, present or future stockholder, director or officer, as such, of the Company, or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise howsoever; all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released by every holder or owner hereof, as more fully provided in the Indenture.
PART II.
RECORDING AND FILING DATA
RECORDING AND FILING OF ORIGINAL INDENTURE.
The Original Indenture and indentures supplemental thereto have been recorded and/or filed and Certificates of Provision for Payment have been recorded as hereinafter set forth.
The Original Indenture has been recorded as a real estate mortgage and filed as a chattel Mortgage in the offices of the respective Registers of Deeds of certain counties in the State of Michigan as set forth in the Supplemental Indenture dated as of September 1, 1947, has been recorded as a real estate mortgage in the office of the Register of Deeds of Genesee County, Michigan as set forth in the Supplemental Indenture dated as of May 1, 1974, has been filed in the Office of the Secretary of State of Michigan on November 16, 1951 and has been filed and recorded in the office of the Interstate Commerce Commission on December 8, 1969.
RECORDING AND FILING OF SUPPLEMENTAL INDENTURES.
Pursuant to the terms and provisions of the Original Indenture, indentures supplemental thereto heretofore entered into have been Recorded as a real estate mortgage and/or filed as a chattel mortgage or as a financing statement in the offices of the respective Registers of Deeds of certain counties in the State of Michigan, the Office of the Secretary of State of Michigan and the Office of the Interstate Commerce Commission or the Surface Transportation Board, as set forth in supplemental indentures as follows:

Recorded and/or Filed
as Set Forth in
Supplemental Indenture	Purpose of Supplemental	Supplemental
Dated as of	Indenture	Indenture Dated as of
June 1, 1925(a)(b)	Series B Bonds	February 1, 1940

August 1, 1927(a)(b)	Series C Bonds	February 1, 1940

February 1, 1931(a)(b)	Series D Bonds	February 1, 1940

June 1, 1931(a)(b)	Subject Properties	February 1, 1940

October 1, 1932(a)(b)	Series E Bonds	February 1, 1940

September 25, 1935(a)(b)	Series F Bonds	February 1, 1940

September 1, 1936(a)(b)	Series G Bonds	February 1, 1940

November 1, 1936(a)(b)	Subject Properties	February 1, 1940

February 1, 1940(a)(b)	Subject Properties	September 1, 1947

December 1, 1940(a)(b)	Series H Bonds and Additional Provisions	September 1, 1947

Recorded and/or Filed
as Set Forth in
Supplemental Indenture	Purpose of Supplemental	Supplemental
Dated as of	Indenture	Indenture Dated as of
September 1, 1947(a)(b)(c)	Series I Bonds, Subject Properties and Additional Provisions	November 15, 1951

March 1, 1950(a)(b)(c)	Series J Bonds and Additional Provisions	November 15, 1951

November 15, 1951(a)(b)(c)	Series K Bonds, Additional Provisions and Subject Properties	January 15, 1953

January 15, 1953(a)(b)	Series L Bonds	May 1, 1953

May 1, 1953(a)	Series M Bonds and Subject Properties	March 15, 1954

March 15, 1954(a)(c)	Series N Bonds and Subject Properties	May 15, 1955

May 15, 1955(a)(c)	Series O Bonds and Subject Properties	August 15, 1957

August 15, 1957(a)(c)	Series P Bonds, Additional Provisions and Subject Properties	June 1, 1959

June 1, 1959(a)(c)	Series Q Bonds and Subject Properties	December 1, 1966

December 1, 1966(a)(c)	Series R Bonds, Additional Provisions and Subject Properties	October 1, 1968

October 1, 1968(a)(c)	Series S Bonds and Subject Properties	December 1, 1969

December 1, 1969(a)(c)	Series T Bonds and Subject Properties	July 1, 1970

July 1, 1970(c)	Series U Bonds and Subject Properties	December 15, 1970

December 15, 1970(c)	Series V Bonds and Series W Bonds	June 15, 1971

June 15, 1971(c)	Series X Bonds and Subject Properties	November 15, 1971

November 15, 1971(c)	Series Y Bonds and Subject Properties	January 15, 1973

January 15, 1973(c)	Series Z Bonds and Subject Properties	May 1, 1974

May 1, 1974	Series AA Bonds and Subject Properties	October 1, 1974

October 1, 1974	Series BB Bonds and Subject Properties	January 15, 1975

January 15, 1975	Series CC Bonds and Subject Properties	November 1, 1975

November 1, 1975	Series DDP Nos. 1-9 Bonds and Subject Properties	December 15, 1975

December 15, 1975	Series EE Bonds and Subject Properties	February 1, 1976

February 1, 1976	Series FFR Nos. 1-13 Bonds	June 15, 1976

Recorded and/or Filed
as Set Forth in
Supplemental Indenture	Purpose of Supplemental	Supplemental
Dated as of	Indenture	Indenture Dated as of
June 15, 1976	Series GGP Nos. 1-7 Bonds and Subject Properties	July 15, 1976

July 15, 1976	Series HH Bonds and Subject Properties	February 15, 1977

February 15, 1977	Series MMP Bonds and Subject Properties	March 1, 1977

March 1, 1977	Series IIP Nos. 1-7 Bonds, Series JJP Nos. 1-7 Bonds, Series KKP Nos. 1-7 Bonds and Series LLP Nos. 1-7 Bonds	June 15, 1977

June 15, 1977	Series FFR No. 14 Bonds and Subject Properties	July 1, 1977

July 1, 1977	Series NNP Nos. 1-7 Bonds and Subject Properties	October 1, 1977

October 1, 1977	Series GGP Nos. 8-22 Bonds and Series OOP Nos. 1-17 Bonds and Subject Properties	June 1, 1978

June 1, 1978	Series PP Bonds, Series QQP Nos. 1-9 Bonds and Subject Properties	October 15, 1978

October 15, 1978	Series RR Bonds and Subject Properties	March 15, 1979

March 15, 1979	Series SS Bonds and Subject Properties	July 1, 1979

July 1, 1979	Series IIP Nos. 8-22 Bonds, Series NNP Nos. 8-21 Bonds and Series TTP Nos. 1-15 Bonds and Subject Properties	September 1, 1979

September 1, 1979	Series JJP No. 8 Bonds, Series KKP No. 8 Bonds, Series LLP Nos. 8-15 Bonds, Series MMP No. 2 Bonds and Series OOP No. 18 Bonds and Subject Properties	September 15, 1979

September 15, 1979	Series UU Bonds	January 1, 1980

January 1, 1980	1980 Series A Bonds and Subject Properties	April 1, 1980

April 1, 1980	1980 Series B Bonds	August 15, 1980

August 15, 1980	Series QQP Nos. 10-19 Bonds, 1980 Series CP Nos. 1-12 Bonds and 1980 Series DP No. 1-11 Bonds and Subject Properties	August 1, 1981

August 1, 1981	1980 Series CP Nos. 13-25 Bonds and Subject Properties	November 1, 1981

November 1, 1981	1981 Series AP Nos. 1-12 Bonds	June 30, 1982

June 30, 1982	Article XIV Reconfirmation	August 15, 1982

Recorded and/or Filed
as Set Forth in
Supplemental Indenture	Purpose of Supplemental	Supplemental
Dated as of	Indenture	Indenture Dated as of
August 15, 1982	1981 Series AP Nos. 13-14 Bonds and Subject Properties	June 1, 1983

June 1, 1983	1981 Series AP Nos. 15-16 Bonds and Subject Properties	October 1, 1984

October 1, 1984	1984 Series AP Bonds and 1984 Series BP Bonds and Subject Properties	May 1, 1985

May 1, 1985	1985 Series A Bonds	May 15, 1985

May 15, 1985	1985 Series B Bonds and Subject Properties	October 15, 1985

October 15, 1985	Series KKP No. 9 Bonds and Subject Properties	April 1, 1986

April 1, 1986	1986 Series A Bonds and Subject Properties	August 15, 1986

August 15, 1986	1986 Series B Bonds and Subject Properties	November 30, 1986

November 30, 1986	1986 Series C Bonds	January 31, 1987

January 31, 1987	1987 Series A Bonds	April 1, 1987

April 1, 1987	1987 Series B Bonds and 1987 Series C Bonds	August 15, 1987

August 15, 1987	1987 Series D Bonds, 1987 Series E Bonds and Subject Properties	November 30, 1987

November 30, 1987	1987 Series F Bonds	June 15, 1989

June 15, 1989	1989 Series A Bonds	July 15, 1989

July 15, 1989	Series KKP No. 10 Bonds	December 1, 1989

December 1, 1989	Series KKP No. 11 Bonds and 1989 Series BP Bonds	February 15, 1990

February 15, 1990	1990 Series A Bonds, 1990 Series B Bonds, 1990 Series C Bonds, 1990 Series D Bonds, 1990 Series E Bonds and 1990 Series F Bonds	November 1, 1990

November 1, 1990	Series KKP No. 12 Bonds	April 1, 1991

April 1, 1991	1991 Series AP Bonds	May 1, 1991

May 1, 1991	1991 Series BP Bonds and 1991 Series CP Bonds	May 15, 1991

May 15, 1991	1991 Series DP Bonds	September 1, 1991

September 1, 1991	1991 Series EP Bonds	November 1, 1991

November 1, 1991	1991 Series FP Bonds	January 15, 1992

January 15, 1992	1992 Series BP Bonds	February 29, 1992 and April 15, 1992

February 29, 1992	1992 Series AP Bonds	April 15, 1992

April 15, 1992	Series KKP No. 13 Bonds	July 15, 1992

July 15, 1992	1992 Series CP Bonds	November 30, 1992

July 31, 1992	1992 Series D Bonds	November 30, 1992

Recorded and/or Filed
As Set Forth in
Supplemental Indenture	Purpose of Supplemental	Supplemental
Dated as of	Indenture	Indenture Dated as of
November 30, 1992	1992 Series E Bonds and 1993 Series B Bonds	March 15, 1993
December 15, 1992	Series KKP No. 14 Bonds and 1989 Series BP No. 2 Bonds	March 15, 1993
January 1, 1993	1993 Series C Bonds	April 1, 1993
March 1, 1993	1993 Series E Bonds	June 30, 1993
March 15, 1993	1993 Series D Bonds	September 15, 1993
April 1, 1993	1993 Series FP Bonds and 1993 Series IP Bonds	September 15, 1993
April 26, 1993	1993 Series G Bonds and Amendment of Article II, Section 5	September 15, 1993
May 31, 1993	1993 Series J Bonds	September 15, 1993
June 30, 1993	1993 Series AP Bonds	(d)
June 30, 1993	1993 Series H Bonds	(d)
September 15, 1993	1993 Series K Bonds	March 1, 1994
March 1, 1994	1994 Series AP Bonds	June 15, 1994
June 15, 1994	1994 Series BP Bonds	December 1, 1994
August 15, 1994	1994 Series C Bonds	December 1, 1994
December 1, 1994	Series KKP No. 15 Bonds and 1994 Series DP Bonds	August 1, 1995
August 1, 1995	1995 Series AP Bonds and 1995 Series BP Bonds	August 1, 1999
August 1, 1999	1999 Series AP Bonds, 1999 Series BP Bonds and 1999 Series CP Bonds	(d)
August 15, 1999	1999 Series D Bonds	(d)
January 1, 2000	2000 Series A Bonds	(d)
April 15, 2000	Appointment of Successor Trustee	(d)
August 1, 2000	2000 Series BP Bonds	(d)
March 15, 2001	2001 Series AP Bonds	(d)
May 1, 2001	2001 Series BP Bonds	(d)
August 15, 2001	2001 Series CP Bonds	(d)
September 15, 2001	2001 Series D Bonds and 2001 Series E Bonds	(d)
September 17, 2002	Amendment of Article XIII, Section 3 and Appointment of Successor Trustee	(d)
October 15, 2002	2002 Series A Bonds and 2002 Series B Bonds	(d)
December 1, 2002	2002 Series C Bonds and 2002 Series D Bonds	(d)
August 1, 2003	2003 Series A Bonds	(d)
March 15, 2004	2004 Series A Bonds and 2004 Series B Bonds	(d)

Recorded and/or Filed
As Set Forth in
Supplemental Indenture	Purpose of Supplemental	Supplemental
Dated as of	Indenture	Indenture Dated as of
July 1, 2004	2004 Series D Bonds	(d)
February 1, 2005	2005 Series A Bonds and 2005 Series B Bonds	May 15, 2006
April 1, 2005	2005 Series AR Bonds and 2005 Series BR Bonds	May 15, 2006
August 1, 2005	2005 Series DT Bonds	May 15, 2006
September 15, 2005	2005 Series C Bonds	May 15, 2006
September 30, 2005	2005 Series E Bonds	May 15, 2006
May 15, 2006	2006 Series A Bonds	December 1, 2006
December 1, 2006	2006 Series CT Bonds	December 1, 2007

(a)	See Supplemental Indenture dated as of July 1, 1970 for Interstate Commerce Commission filing and recordation information.

(b)	See Supplemental Indenture dated as of May 1, 1953 for Secretary of State of Michigan filing information.

(c)	See Supplemental Indenture dated as of May 1, 1974 for County of Genesee, Michigan recording and filing information.

(d)	Recording and filing information for this Supplemental Indenture has not been set forth in a subsequent Supplemental Indenture.

RECORDING AND FILING OF SUPPLEMENTAL INDENTURE DATED AS OF DECEMBER 1, 2006.
Further, pursuant to the terms and provisions of the Original Indenture, a Supplemental Indenture dated as of December 1, 2006 providing for the terms of bonds to be issued thereunder of 2006 Series CT has heretofore been entered into between the Company and the Trustee and has been filed in the Office of the Secretary of State of Michigan as a financing statement on December 8, 2006 (Filing No. 2006-204282-6), has been filed and recorded in the Office of the Surface Transportation Board (Recordation No. 5485-OOOOO) on December 8, 2006, and has been recorded as a real estate mortgage in the offices of the respective Register of Deeds of certain counties in the State of Michigan, as follows:

		Liber/
County	Recorded	Instrument no.	Page
Genesee	12/08/2006	200612080105250	N/A
Huron	12/12/2006	1185	636
Ingham	12/08/2006	3246	33
Lapeer	12/08/2006	2222	586
Lenawee	12/08/2006	2336	416
Livingston	12/08/2006	2006R-031090	N/A
Macomb	12/08/2006	18361	250
Mason	12/08/2006	2006R06882	N/A
Monroe	12/08/2006	3192	205
Oakland	12/27/2006	38556	421
St. Clair	12/08/2006	3653	434
Sanilac	12/08/2006	975	125
Tuscola	12/11/2006	1105	166
Washtenaw	12/08/2006	4596	424
Wayne	12/08/2006	45703	866
RECORDING OF CERTIFICATES OF PROVISION FOR PAYMENT.
All the bonds of Series A which were issued under the Original Indenture dated as of October 1, 1924, and of Series B, Series C, Series D, Series E, Series F, Series G, Series H, Series I, Series J, Series K, Series L, Series M, Series N, Series O, Series P, Series Q, Series R, Series S, Series T, Series U, Series V, Series W, Series X, Series Y, Series Z, Series AA, Series BB, Series CC, Series DDP Nos. 1-9, Series EE, Series FFR Nos. 1-13, Series GGP Nos. 1-7, Series HH, Series MMP, Series  IP Nos. 1-7, Series JJP Nos. 1-7, Series KKP Nos. 1-7, Series LLP Nos. 1-7, Series FFR No. 14, Series NNP Nos. 1-7, Series GGP Nos. 8-22, Series OOP Nos. 1-17, Series PP, Series QQP Nos. 1-9, Series RR, Series SS, Series IIP Nos. 8-22, Series NNP Nos. 8-21, Series TTP Nos. 1-15, Series JJP No. 8, Series KKP No. 8, Series LLP Nos. 8-15, Series MMP No. 2, Series OOP No. 18, Series UU, 1980 Series A, 1980 Series B, Series QQP Nos. 10-19, 1980 Series CP Nos. 1-12, 1980 Series DP Nos. 1-11, 1980 Series CP Nos. 13-25, 1981 Series AP Nos. 1-12, 1981 Series AP Nos. 13-14, 1981 Series AP Nos. 15-16, 1984 Series AP, 1984 Series BP, 1985 Series A, 1985 Series B, Series KKP No. 9, 1986 Series A, 1986 Series B, 1986 Series C, 1987 Series A, 1987 Series B, 1987 Series C, 1987 Series D, 1987 Series E, 1987 Series F, 1989 Series A, Series KKP No. 10, Series KKP No. 11, 1989 Series BP, 1990 Series A, 1990 Series D, 1991 Series EP, 1991 Series FP, 1992 Series BP, Series KKP No. 13, 1992 Series CP, 1992 Series D, Series KKP No. 14, 1989 Series BP No. 2, 1993

Series B, 1993 Series C, 1993, 1993 Series H, 1993 Series E, 1993 Series D, 1993 Series FP, 1993 Series IP, 1993 Series G, 1993 Series J, 1993 Series K, 1994 Series AP, 1994 Series BP, 1994 Series C, Series KKP No. 15, 1994 Series DP, 1995 Series AP, 1995 Series BP, 1999 Series D, 2000 Series A, 2001 Series D, 2005 Series A, and 2005 Series B, which were issued under Supplemental Indentures as described in the Recording and Filing of Supplemental Indentures section above, have matured or have been called for redemption and funds sufficient for such payment or redemption have been irrevocably deposited with the Trustee for that purpose; and Certificates of Provision for Payment have been recorded in the offices of the respective Registers of Deeds of certain counties in the State of Michigan, with respect to all bonds of Series A, B, C, D, E, F, G, H, K, L, M, O, W, BB, CC, DDP Nos. 1 and 2, FFR Nos. 1-3, GGP Nos. 1 and 2, IIP No. 1, JJP No. 1, KKP No. 1, LLP No. 1 and GGP No. 8.
PART III.
THE TRUSTEE.
TERMS AND CONDITIONS OF ACCEPTANCE OF TRUST BY TRUSTEE.
The Trustee hereby accepts the trust hereby declared and provided, and agrees to perform the same upon the terms and conditions in the Original Indenture, as amended to date and as supplemented by this Supplemental Indenture, and in this Supplemental Indenture set forth, and upon the following terms and conditions:
The Trustee shall not be responsible in any manner whatsoever for and in respect of the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely.

PART IV.
MISCELLANEOUS.
CONFIRMATION OF SECTION 318(c) OF TRUST INDENTURE ACT.
Except to the extent specifically provided therein, no provision of this Supplemental Indenture or any future supplemental indenture is intended to modify, and the parties do hereby adopt and confirm, the provisions of Section 318(c) of the Trust Indenture Act which amend and supersede provisions of the Indenture in effect prior to November 15, 1990.
EXECUTION IN COUNTERPARTS.
THIS SUPPLEMENTAL INDENTURE MAY BE SIMULTANEOUSLY EXECUTED IN ANY NUMBER OF COUNTERPARTS, EACH OF WHICH WHEN SO EXECUTED SHALL BE DEEMED TO BE AN ORIGINAL; BUT SUCH COUNTERPARTS SHALL TOGETHER CONSTITUTE BUT ONE AND THE SAME INSTRUMENT.
TESTIMONIUM.
IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY AND J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION HAVE CAUSED THESE PRESENTS TO BE SIGNED IN THEIR RESPECTIVE CORPORATE NAMES BY THEIR RESPECTIVE CHAIRMEN OF THE BOARD, PRESIDENTS, VICE PRESIDENTS, ASSISTANT VICE PRESIDENTS, TREASURERS OR ASSISTANT TREASURERS AND IMPRESSED WITH THEIR RESPECTIVE CORPORATE SEALS, ATTESTED BY THEIR RESPECTIVE SECRETARIES OR ASSISTANT SECRETARIES, ALL AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN.

EXECUTION BY COMPANY.

THE DETROIT EDISON COMPANY

	By:	/s/ Paul A. Stadnikia
(Corporate Seal)	Name:	Paul A. Stadnikia
	Title:	Assistant Treasurer

Attest:

By:	/s/ Sandra Kay Ennis
Name:	Sandra Kay Ennis
Title:	Corporate Secretary

Signed, sealed and delivered by
THE DETROIT EDISON COMPANY
in the presence of

/s/ Timothy J. Maloche

Name: Timothy J. Maloche

/s/ Stephanie V. Washio

Name: Stephanie V. Washio

STATE OF MICHIGAN	)
) SS
COUNTY OF WAYNE	)
ACKNOWLEDGMENT OF EXECUTION BY COMPANY.
On this 17th day of December, before me, the subscriber, a Notary Public within and for the County of Macomb, in the State of Michigan, acting in the County of Wayne, personally appeared Paul A. Stadnikia, to me personally known, who, being by me duly sworn, did say that he does business at 2000 2nd Avenue, Detroit, Michigan 48226 and is the Assistant Treasurer of THE DETROIT EDISON COMPANY, one of the corporations described in and which executed the foregoing instrument; that he knows the corporate seal of the said corporation and that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors and that he subscribed his name thereto by like authority; and said Paul A. Stadnikia acknowledged said instrument to be the free act and deed of said corporation.

(Notarial Seal)	/s/ Melanie A. Chamberlin

Melanie A. Chamberlin, Notary Public
County of Wayne, State of Michigan
My Commission Expires: August 3, 2013
Acting in County of Wayne

EXECUTION BY TRUSTEE.

J.P. MORGAN TRUST COMPANY,
NATIONAL ASSOCIATION

	By:	/s/ J. Michael Banas
(Corporate Seal)	Name:	J. Michael Banas
	Title:	Authorized Representative

Attest:

By:	/s/ Alexis M. Johnson
Name:	Alexis M. Johnson
Title:	Authorized Representative

Signed, sealed and delivered by
J.P. MORGAN TRUST COMPANY,
NATIONAL ASSOCIATION
in the presence of

/s/ Timothy J. Maloche

Name: Timothy J. Maloche

/s/ Stephanie V. Washio

Name: Stephanie V. Washio

STATE OF MICHIGAN	)
) SS
COUNTY OF WAYNE	)
ACKNOWLEDGMENT OF EXECUTION BY TRUSTEE.
On this 17th day of December, before me, the subscriber, a Notary Public within and for the County of Wayne, in the State of Michigan, acting in the County of Wayne, personally appeared J. Michael Banas, to me personally known, who, being by me duly sworn, did say that his business office is located at 719 Griswold Street, Suite 930, Detroit, Michigan 48226, and he is an Authorized Representative of J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION, one of the corporations described in and which executed the foregoing instrument; that he knows the corporate seal of the said corporation and that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors and that he subscribed his name thereto by like authority; and said J. Michael Banas acknowledged said instrument to be the free act and deed of said corporation.

(Notarial Seal)	/s/ Melanie A. Chamberlin

Melanie A. Chamberlin, Notary Public
County of Wayne, State of Michigan
My Commission Expires: August 3, 2013
Acting in County of Wayne

STATE OF MICHIGAN	)
) SS
COUNTY OF WAYNE	)
AFFIDAVIT AS TO CONSIDERATION AND GOOD FAITH.
Paul A. Stadnikia, being duly sworn, says: that he is the Assistant Treasurer of THE DETROIT EDISON COMPANY, the Mortgagor named in the foregoing instrument, and that he has knowledge of the facts in regard to the making of said instrument and of the consideration therefor; that the consideration for said instrument was and is actual and adequate, and that the same was given in good faith for the purposes in such instrument set forth.

/s/ Paul A. Stadnikia

Name: Paul A. Stadnikia
Title: Assistant Treasurer

The Detroit Edison Company
Sworn to before me this 17th day of December 2007

(Notarial Seal)	/s/ Melanie A. Chamberlin

Melanie A. Chamberlin, Notary Public
County of Wayne, State of Michigan
My Commission Expires: August 3, 2013
Acting in County of Wayne

This instrument was drafted by:
Timothy J. Maloche, Esq.
2000 2nd Avenue
688 WCB
Detroit, Michigan 48226
When recorded return to:
Stephanie V. Washio
2000 2nd Avenue
688 WCB
Detroit, Michigan 48226